                                                                Exhibit 10.13(d)

                                                          CONFIDENTIAL TREATMENT
                                                  REQUESTED PURSUANT TO RULE 406

       Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933. The omitted materials have been filed separately with the Securities and Exchange Commission.

                          AMENDMENT NUMBER 4 TO AMENDED
                    AND RESTATED LETTER AGREEMENT GCT-026/98


       This Amendment Number 4 to Amended and Restated Letter Agreement GCT-026/98, dated as of December 10, 2002 (Amendment No. 4") relates to the Amended and Restated Letter Agreement GCT-026/98 (the "Letter Agreement") between Embraer - Empresa Brasileira de Aeronautica S.A. ("Embraer") and Republic Airways Holdings, Inc. ("Buyer") dated April 19, 2002, which concerns the Amended and Restated Purchase Agreement GCT-025/98 (the "Purchase Agreement"), as amended from time to time (collectively referred to herein as the "Agreement"). This Amendment No. 4 is between Embraer and Buyer, collectively referred to herein as the "Parties".

       This Amendment No. 4 sets forth further agreements between Embraer and Buyer relative to change in the configuration of the EMB-140 Aircraft described in Schedule "6" and change in EMB-140 Aircraft Basic Price.

       This Amendment No. 4 constitutes an amendment and modification of the Letter Agreement. All terms defined in the Agreement and not defined herein shall have the meaning given in the Agreement when used herein, and in case of any conflict between this Amendment No. 4 and the Agreement, the terms of this Amendment No. 4 shall control.

       WHEREAS, in connection with the Parties' agreements as described above, the Parties have agreed to modify the Letter Agreement as provided below.

       NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Embraer and Buyer do hereby agree as follows:

1.     EMB-140 Aircraft configuration changes

       The following configuration changes are applicable for the EMB-140 Aircraft and shall be applicable to Schedule "6" to the Letter Agreement.

FLIGHT CREW COMPARTMENT ACCESS DOOR DESIGNS

              Each of the newly manufactured EMB-140 Aircraft shall be configured with a new flight crew compartment and access door designs relating to the following requirements:

                     -      [ * ]
                     -      [ * ] ;


---------
* Confidential

                     -      [ * ] ;
                     -      [ * ] ;
                     -      [ * ] ; and
                     -      [ * ] .

              As a result of this modification (i) the total EMB-140 Aircraft manufacturer empty weight (MEW) shall be [ * ] , and (ii) the EMB-140 Aircraft Basic Price shall be [ * ] in [ * ] economic conditions.

NEW NOSE LANDING GEAR WHEEL

              Each of the newly manufactured EMB-140 Aircraft shall be configured with a new nose landing gear wheel. As a result of this modification (i) the total EMB-140 Aircraft weight shall be [ * ], and (ii) [ * ] EMB-140 Aircraft Basic Price.

[ * ] IMPROVEMENT

Each of the newly manufactured EMB-140 Aircraft shall be configured with [ * ] As a result of this modification (i) the total EMB-140 Aircraft manufacturer empty weight (MEW) shall be [ * ] , and (ii) [ * ] EMB-140 Aircraft Basic Price.

Each of the newly manufactured EMB-140 Aircraft shall be configured with [ * ] . As a result of this modification (i) the total EMB-140 Aircraft manufacturer empty weight (MEW) shall be [ * ] , and (ii) [ * ] EMB-140 Aircraft Basic Price.

[ * ] IMPROVEMENT

Each of the newly manufactured EMB-140 Aircraft shall be configured with an improved [ * ] . As a result of this modification (i) the total EMB-140 Aircraft manufacturer empty weight (MEW) shall be [ * ] , and (ii) [ * ] EMB-140 Aircraft Basic Price.

EMB-140 Aircraft Basic Price:

       Article 8.B.1 of the Letter Agreement shall be deleted and replaced with the following:

       B.1. The unit Basic Price of the EMB-140 Aircraft shall be [ * ] in January 2000 economic conditions in the configuration, specification and installations specified in Schedule "6", provided that [ * ] as described in Section 4.c of this Agreement and any other [ * ] agreed to in writing between Embraer and Buyer. In the event Buyer enters into a [ * ] for any EMB-140 Aircraft, the EMB-140 Aircraft Basic Price shall be [ * ] .

Miscellaneous: ALL OTHER PROVISIONS OF THE AGREEMENT, WHICH HAVE NOT BEEN SPECIFICALLY AMENDED OR MODIFIED BY THIS AMENDMENT NO. 4, SHALL REMAIN VALID IN FULL FORCE AND EFFECT WITHOUT ANY CHANGE.

                          [Intentionally left in blank]



---------
* Confidential

       IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 4 to be effective as of the date first written above.


       EMBRAER - Empresa Brasileira de               Republic Airways Holdings, Inc.
Aeronautica S.A.



By     /s/ Frederico Fleury Curado            By     /s/ Bryan Bedford
       ---------------------------------             ---------------------------------

       Name: Frederico Fleury Curado                 Name: Bryan Bedford

Title: Executive Vice President--             Title: President
       Airline Market


       By   /s/ Flavio Rimoli
            ----------------------------

       Name: Flavio Rimoli

Title: Director of Contracts


       Witness: /s/ Juliette O. Zambelli            Witness: /s/ Lars-Erik Arnell
               -------------------------                     -------------------------

Name: Juliette O. Zambelli                    Name: Lars-Erik Arnell
     -----------------------------------           -----------------------------------